                                                                     EXHIBIT 4.6



                                 AMENDMENT #2 TO

                          REGISTRATION RIGHTS AGREEMENT


         This Amendment #2 (the "Amendment") to the Registration Rights Agreement, dated as of March 30, 1999, by and among General Magic, Inc., a Delaware corporation (the "Company") and the undersigned buyers (the "Buyers"), as amended on June 25, 1999 (the "Agreement"), is made as of July 9, 1999 among the Company and the Buyers.

                                     RECITAL

         WHEREAS, Section 3(a) of the Agreement provides that the Company shall use its best efforts to cause the Registration Statement (as defined in the Agreement) to become effective no later than July 12, 1999 (the "Effectiveness Deadline") and Section 2(h) of the Agreement provides that if the Registration Statement is not declared effective by the SEC by the Effectiveness Deadline, the Company must pay to each of the undersigned the Registration Delay Payments (as defined in the Agreement);

         WHEREAS, the Registration Statement was filed on April 28, 1999; the Securities and Exchange Commission (the "SEC") delivered a comment letter on the Registration Statement on June 2, 1999 (the "June 2 Comment Letter"); an Amendment #2 in response to the June 2 Comment Letter was filed on June 16, 1999; and the SEC delivered a subsequent comment letter on June 22, 1999 (the "June 22 Comment Letter");

         WHEREAS, the undersigned Buyers objected to Comment #3 of the June 2 Comment Letter and Comment #1 to the June 22 Comment Letter and acknowledge that such a position could delay the date of the effectiveness of the Registration Statement beyond July 12, 1999;

         NOW, THEREFORE, in consideration of the foregoing:

         1. WAIVER. Each of the undersigned Buyers hereby agrees to extend the Effectiveness Deadline to July 26, 1999 and waive any and all of its rights relating to a delay of the effectiveness of the Registration Statement prior to July 26, 1999. Each of the undersigned Buyers acknowledges that such rights include, without limitation, the right to receive Registration Delay Payments pursuant to Section 2(h) of the Agreement.

            2. AMENDMENT TO THE AGREEMENT. The parties hereby agree that the Agreement shall be amended as follows:

            2.1 Amendment to Section 2(a). The last sentence of Section 2(a) shall be deleted in its entirety and the following substituted in lieu thereof:

            "The Company shall use its best efforts to have the Registration Statement(s) declared effective by the SEC as soon as practicable, but in no event later than July 26, 1999."

            2.2 Amendment to clause (i) to Section 2(h). Clause (i) to Section 2(h) shall be deleted in its entirety and the following substituted in lieu thereof:

            "(i) the Registration Statement is not declared effective by the SEC on or before July 26, 1999;"

         3. MISCELLANEOUS.

            3.1 Other Provisions. All other provisions of the Agreement shall remain in full force and effect.

            3.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           IN WITNESS WHEREOF, the undersigned has caused this amendment to be duly executed and delivered by its proper and duly authorized officers.



                                     HFTP INVESTMENT LLC

                                        By:Promethean Investment Group L.L.C.
                                        Its:Investment Manager

                                        By: /s/ James F. O'Brien
                                           ------------------------------------
                                        Name: James F. O'Brien, Jr.
                                        Its: President


                                     RGC INTERNATIONAL INVESTORS, LDC

                                        By:Rose Glen Capital Management,L.P.
                                        Its:Investment Advisor

                                        By: RGC General Partner Corp.
                                        Its: General Partner

                                        By:
                                           ------------------------------------
                                        Name: Wayne Bloch
                                        Its: Managing Director




                 [Amendment #2 to Registration Rights Agreement]

                                     HALIFAX FUND, L.P.

                                        By: The Palladin Group, L.P.
                                        Its: Attorney-in-Fact


                                        By: /s/ Robert Chender
                                           ------------------------------------
                                        Name: Robert Chender
                                        Title: Managing Director


                                     PALLADIN PARTNERS I, L.P.

                                        By:Palladin Asset Management, L.L.C.
                                        Its:General Partner


                                        By: /s/ Robert Chender
                                           ------------------------------------
                                        Name: Robert Chender
                                        Title: Managing Director


                                     PALLADIN OVERSEAS FUND LIMITED

                                        By: The Palladin Group L.P.
                                        Its: Attorney-in-Fact
                                        By: /s/ Robert Chender
                                           ------------------------------------
                                        Name: Robert Chender
                                        Title: Managing Director


                                     THE GLENEAGLES FUND COMPANY

                                        By: The Palladin Group L.P
                                        Its: Attorney-in-Fact


                                        By: /s/ Robert Chender
                                           ------------------------------------
                                        Name: Robert Chender
                                        Title: Managing Director



                 [Amendment #2 to Registration Rights Agreement]

                                     CONSECO DIRECT LIFE

                                        By: The Palladin Group L.P.
                                        Its: Attorney-in-Fact


                                        By: /s/ Robert Chender
                                           ------------------------------------
                                        Name: Robert Chender
                                        Title: Managing Director


                                     FISHER CAPITAL LTD.

                                        By: /s/ Kenneth Simpler
                                           ------------------------------------
                                        Name: Kenneth Simpler
                                        Title: Vice President


                                     WINGATE CAPITAL LTD.

                                        By: /s/ Kenneth Simpler
                                           ------------------------------------
                                        Name: Kenneth Simpler
                                        Title: Vice President



                 [Amendment #2 to Registration Rights Agreement]

                                     GENERAL MAGIC, INC.

                                        By:  /s/ James P. McCormick
                                           ------------------------------------
                                        Name:  James P. McCormick
                                        Title: Chief Operating Officer
                                               and Chief Financial Officer







                 [Amendment #2 to Registration Rights Agreement]